Exhibit 10.5

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (the “Amendment”), dated as of September 30, 2004, is made by and among FIRST STATES INVESTORS DB I, LLC (and each Property-Owning Borrower that has joined the Loan Agreement from time to time as listed on the signature pages hereto, collectively, “Borrower”), DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, as agent (“Agent”), and LA SALLE BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent (the “Collateral Agent”).

R E C I T A L S:

The Borrower, the Agent and the Collateral Agent are party to a Loan Agreement, dated as of July 18, 2003, as amended by the First Amendment to Loan Agreement, dated as of August 9, 2004 (as it may hereafter be amended, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which the Agent agreed, subject to the terms and conditions set forth in the Loan Agreement, to provide a series of loan advances (each, an “Advance” and collectively, the “Loan”) as provided in the Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

The parties wish to increase the amount available to be borrowed under the Loan Agreement on a temporary basis as provided herein.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof.

Section 1. Increase in Loan Amount

1.1 Under the Recitals to the Loan Agreement, the term “Loan Amount”, which is defined therein to equal $300,000,000, is hereby modified and increased to equal $400,000,000 effective on the date hereof and continuing for a period of six months. Commencing on the six month anniversary of the date of this Amendment (i.e. March 30, 2005) and thereafter, the term “Loan Amount” shall be automatically (and without the requirement of any action being taken by any of the parties hereto) modified and reduced to once again equal $300,000,000. At the time the Loan Amount is reduced to equal $300,000,000 pursuant to this paragraph, Borrower shall be obligated to repay any amounts outstanding in excess of $300,000,000.

1.2 On the date hereof, Borrower shall execute an Amended and Restated Promissory Note in the amount of $400,000,000 to reflect such increase to the Loan Amount.

Section 2. In connection with the Advance being made on the date hereof to Borrower to finance the acquisition of 252 mortgaged properties from Bank of America, N.A. (the “BOA Acquisition”), Borrower shall owe a Facility Modification Fee in the amount of 0.50% of $100,000,000 (the “Facility Modification Fee”), which shall be deemed earned on the date hereof and payable as provided below. The Facility Modification Fee shall be payable upon the earlier to occur of (i) the closing of a permanent financing on the BOA Acquisition by Agent or an affiliate of the Agent or (ii) the date six months from today (i.e. March 30, 2005). In the event that the Facility Modification Fee shall be payable as a result of the closing of the permanent financing of the BOA Acquisition by Agent, (i) 0.25% of $100,000,000 shall be deemed waived by the Agent and (ii) Agent shall adjust the spread on the permanent financing of the BOA Acquisition over the term of that financing by 0.25% of $100,000,000, to be paid as an additional spread over the term of that loan. Failure to pay the Facility Modification Fee shall be an Event of Default under the Loan Agreement.

Section 3. It is understood that for the purpose of the Advance made on the date hereof and only for this Advance, the definition of “Advance Percentage” in the Loan Agreement shall be amended to equal 90%. The Advance Percentage shall be applied assuming the permanent commercial mortgage-backed securities financing to be in the amount of $350,000,000.

Section 4. Effect Upon Loan Documents.

4.1 Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. All references to “Loan Agreement” in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AGENT AND INITIAL LENDER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a Cayman Islands Branch of a Foreign Bank

By:
Name:
Title:

By:
Name:
Title:

BORROWERS:

FIRST STATES INVESTORS DB I, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2550A, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4100D, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2100, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2101, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2102, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2103, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2104, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2105, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2106, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2107, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 2108, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4026, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4029, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4044, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4048, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4055, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4062, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4067, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4076, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4081, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4085, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4082, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4063, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4065, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4054, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4042, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 4010, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

FIRST STATES INVESTORS 5200, LLC, a Delaware limited liability company

By:
Name:	Sonya A. Huffman
Title:	Vice President

COLLATERAL AGENT:

LA SALLE BANK NATIONAL ASSOCIATION, a national banking association (as Collateral Agent for the Lenders only)

By:
Name:
Title: